UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): May 7, 2008


                           COMMUNITY BANKSHARES, INC.



Incorporated under the    Commission File No. 000-22054      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0966962


                               102 Founders Court

                        Orangeburg, South Carolina 29118

                             Telephone: 803-535-1060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

     COMMUNITY BANKSHARES INC. (SC) PARTICIPATES IN CAROLINA BANK INVESTOR FORUM

ORANGEBURG, South Carolina, May 7, 2008 - Community Bankshares Inc., (AMEX:SCB), announced that it would make a presentation at the Carolina Bank Investor Forum at Kiawah Island, South Carolina on May 7, 2008. Company Chief Executive Officer Samuel L. Erwin and Company President William W. Traynham will provide guests with a description of the Company and its history from the opening of its bank in 1987 to its March 31, 2008 position with $585 million in assets. The Company's condition and results of operations for 2007 and the first quarter of 2008 will also be discussed. In addition, selected performance ratios for the first quarter of 2008 will be reported as follows:

Return on average assets ..............................       0.75%
Return on average equity ..............................       8.10%
Efficiency  ratio .....................................         69%
Asset quality:
   Nonperforming  loans/Total assets ..................       1.16%
   Nonperforming loans/Total loans ....................       1.50%
   Loan loss reserve/Total loans ......................       1.27%
   Loan loss reserve/Nonperforming loans ..............      84.70%
   Net charge offs/Average loans ......................       0.02%

The presentation will also discuss the Company's growth opportunities which are supported by the Company's existing infrastructure and include organic growth through branching and the use of remote deposit capture, the use of loan production offices and the possibility of strategic partnerships and mergers and acquisitions.

Community Bankshares, Inc.'s common stock is traded on the American Stock Exchange under the ticker symbol SCB. Community Bankshares Inc., based in Orangeburg, South Carolina, is the holding company for Community Resource Bank, N.A., and Community Resource Mortgage, Inc.

This document contains forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements relate to anticipated office openings, increasing of lending capabilities, growing of assets and infrastructure, and growth of the market for our services and products. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: uncertainties associated with market acceptance of and demand for the company's services and products, impact of competitive products and pricing, dependence on third party suppliers, and uncertainties associated with the implementation of technology. Investors are directed to the company's 2007 annual report, which is available on the Company's website: www.cbisc.com.






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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COMMUNITY BANKSHARES, INC.
                                    (Registrant)



Date: May 6, 2008                   By: /s/ William W. Traynham
                                       -----------------------------------------
                                       William W. Traynham
                                       President and Chief Financial Officer